UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 12, 2023

The Necessity Retail REIT, Inc.

(Exact Name of Registrant as Specified in Charter)

Maryland	001-38597	90-0929989
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

650 Fifth Avenue, 30th Floor New York, New York 10019
(Address, including zip code, of Principal Executive Offices)

Registrant’s telephone number, including area code: (212) 415-6500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to section 12(b) of the Act:

Title of each class:	Trading Symbol(s)	Name of each exchange on which registered:
Class A Common Stock, $0.01 par value per share	RTL	The Nasdaq Global Select Market
7.50% Series A Cumulative Redeemable Perpetual Preferred Stock, $0.01 par value per share	RTLPP	The Nasdaq Global Select Market
7.375% Series C Cumulative Redeemable Perpetual Preferred Stock, $0.01 par value per share	RTLPO	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Introductory Note

Completion of REIT Merger and Internalization

This Current Report on Form 8-K is being filed in connection with the consummation on September 12, 2023 (the “Closing Date”) of the transactions contemplated by (1) that certain Agreement and Plan of Merger, dated May 23, 2023 (the “REIT Merger Agreement”), by and among The Necessity Retail REIT, Inc., a Maryland corporation (“RTL” or the “Company”) and The Necessity Retail REIT Operating Partnership, L.P., a Delaware limited partnership (“RTL OP”), Global Net Lease, Inc., a Maryland corporation (“GNL”), Global Net Lease Operating Partnership, L.P., a Delaware limited partnership (“GNL OP”), Osmosis Sub I, LLC, a Maryland limited liability company and wholly-owned subsidiary of GNL (“REIT Merger Sub”), Osmosis Sub II, LLC, a Delaware limited liability company and wholly-owned subsidiary of GNL OP (“OP Merger Sub”), (such transactions, the “REIT Merger”), and (2) that certain Agreement and Plan of Merger, dated May 23, 2023 (the “Internalization Agreement”) by and among GNL, RTL, GNL Advisor Merger Sub LLC, a Delaware limited liability company and a wholly-owned subsidiary of GNL OP (the “GNL Advisor Sub”), GNL PM Merger Sub LLC, a Delaware limited liability company and a wholly-owned subsidiary of GNL OP (the “GNL PM Sub”), RTL Advisor Merger Sub LLC, a Delaware limited liability company and a wholly-owned subsidiary of GNL OP, RTL PM Merger Sub LLC, a Delaware limited liability company and a wholly-owned subsidiary of GNL OP (the “RTL PM Sub”), GNL OP, RTL OP, AR Global Investments, LLC, a Delaware limited liability company (“Advisor Parent”), Global Net Lease Special Limited Partnership, LLC, a Delaware limited liability company and an indirect wholly-owned subsidiary of Advisor Parent (“GNL SLP”), Necessity Retail Space Limited Partner, LLC, a Delaware limited liability company and a wholly-owned subsidiary of Advisor Parent (“RTL SLP”), Global Net Lease Advisors, LLC, a Delaware limited liability company and a wholly-owned subsidiary of GNL SLP (“GNL Advisor”), Global Net Lease Properties, LLC, a Delaware limited liability company and a wholly-owned subsidiary of GNL SLP (“GNL Property Manager”), Necessity Retail Advisors, LLC, a Delaware limited liability company and a wholly-owned subsidiary of RTL SLP (“RTL Advisor”), and Necessity Retail Properties, LLC, a Delaware limited liability company and a wholly-owned subsidiary of RTL SLP (“RTL Property Manager”), entered into for the purposes of effecting an internalization of the advisory and property management functions of GNL and GNL OP post-REIT Merger (collectively, the “Internalization” and together with the REIT Merger, the “Transactions”).

Pursuant to the terms and conditions of the REIT Merger Agreement, at the effective time of the REIT Merger on the Closing Date (the “REIT Merger Effective Time”), RTL merged with and into REIT Merger Sub, with REIT Merger Sub continuing as the surviving entity and a wholly-owned subsidiary of GNL, and immediately after the REIT Merger Effective Time, OP Merger Sub merged with and into RTL OP, with RTL OP continuing as the surviving entity. Pursuant to the terms and conditions of the Internalization Agreement, at the effective time of the Internalization (the “Internalization Effective Time”), (i) GNL Advisor Sub merged with and into GNL Advisor, with GNL Advisor continuing in existence; (ii) GNL PM Sub merged with and into GNL Property Manager, with GNL Property Manager continuing in existence; (iii) RTL Advisor Merger Sub LLC merged with and into RTL Advisor, with RTL Advisor continuing in existence; and (iv) RTL PM Sub merged with and into RTL Property Manager, with RTL Property Manager continuing in existence.

Copies of the REIT Merger Agreement and the Internalization Agreement were previously filed as Exhibit 2.1 and Exhibit 2.2, respectively, to the Company’s Current Report on Form 8-K filed with the U.S. Securities and Exchange Commission (the “SEC”) on May 26, 2023 (the “Signing Form 8-K”) and are incorporated by reference herein. The descriptions of the REIT Merger Agreement and the Internalization Agreement contained in this Current Report on Form 8-K are not complete and are qualified in their entirety by reference to the full text of the Agreements.

In connection with the Transactions, RTL and GNL filed a Joint Proxy Statement/Prospectus included in a Registration Statement on Form S-4 filed by GNL on July 6, 2023, which became effective on July 18, 2023 (the “Joint Proxy Statement/Prospectus”).

Item 1.02.	Termination of a Material Definitive Agreement.

Termination of Advisory Agreement

On September 12, 2023, RTL terminated its Advisory Agreement, dated as of September 6, 2016, as amended, by and among RTL, RTL OP, and RTL Advisor.

Termination of Credit Agreement

On September 12, 2023, RTL repaid in full and terminated its Amended and Restated Credit Agreement, dated as of October 1, 2021, by and among RTL OP, RTL and the other guarantors party thereto, BMO Harris Bank N.A., as administrative agent, and the other lender parties thereto, as amended to date.

Termination of Equity Distribution Agreements

On September 12, 2023, RTL terminated its equity distribution agreements with respect to its Class A Common Stock (as defined below), Series A Preferred Stock (as defined below), and Series C Preferred Stock (as defined below), among the Company, BMO Capital Markets Corp., and the other parties thereto, respectively.

Termination of Rights Agreement

In connection with the REIT Merger, on September 12, 2023, the Company’s rights agreement, by and between the Company and Computershare Trust Company, N.A., as rights agent, dated April 13, 2020, as amended (the “Rights Agreement”), was terminated. In connection with the termination of the Rights Agreement, all of the outstanding preferred stock purchase rights issued pursuant to the Rights Agreement were terminated and are no longer outstanding.

Item 2.01.	Completion of Acquisition or Disposition of Assets.

Completion of REIT Merger and Internalization

The information contained in the Introductory Note of this Current Report on Form 8-K is incorporated herein by reference into this Item 2.01.

On September 12, 2023, each of the REIT Merger and the Internalization became effective. As a result of the REIT Merger, GNL acquired the business of the Company. As a result of the Internalization, GNL has internalized its advisory and property management services previously provided by affiliates of Advisor Parent.

RTL Common Stock and Preferred Stock

Pursuant to the terms and subject to the conditions of the REIT Merger Agreement, each issued and outstanding share of RTL’s Class A Common Stock, $0.01 par value per share (“RTL Class A Common Stock”) (other than shares of RTL Class A Common Stock held by RTL’s subsidiaries, GNL, and GNL’s subsidiaries, which were cancelled in accordance with the terms of the REIT Merger Agreement), was converted into the right to receive 0.670 shares (the “Exchange Ratio”) of GNL’s common stock, $0.01 par value per share (“GNL Common Stock”) upon the closing of the REIT Merger. RTL stockholders that would have been entitled to receive fractional shares of less than 1/1000th of a share will have their shares aggregated and rounded up to the nearest 1/1,000th of a share of GNL Common Stock.

At the REIT Merger Effective Time, 7,933,711 issued and outstanding shares of RTL’s 7.50% Series A Cumulative Redeemable Perpetual Preferred Stock, $0.01 par value per share (“RTL Series A Preferred Stock”) and 4,595,175 issued and outstanding shares of RTL’s 7.375% Series C Cumulative Redeemable Perpetual Preferred Stock, $0.01 par value per share (“RTL Series C Preferred Stock”), converted into the right to receive 7,933,711 shares of GNL’s 7.50% Series D Cumulative Redeemable Perpetual Preferred Stock, $0.01 par value per share, and 4,595,175 shares of GNL’s 7.375% Series E Cumulative Redeemable Perpetual Preferred Stock, $0.01 par value per share, respectively.

RTL LTIP Units and Restricted Shares

Prior to the REIT Merger Effective Time, RTL Advisor distributed approximately 5,569,362 long-term incentive units of RTL OP (the “RTL LTIP Units”) representing that portion of the RTL LTIP Units that vested and became earned (the “RTL Earned LTIPs Units”) in accordance with the terms of the RTL Advisor Multi-Year Outplacement Performance Award as modified by the Internalization Agreement (the “Amended RTL 2021 Award”) to RTL SLP. As provided by the Internalization Agreement and the Amended RTL 2021 Award, the RTL Earned LTIP Units converted into a like number of restricted shares of RTL Class A Common Stock. These restricted shares were subsequently converted into the right to receive approximately 3,731,472 shares of GNL Common Stock at the REIT Merger Effective Time based on the Exchange Ratio. A priority catch-up distribution was paid in cash to RTL SLP in an amount of $9,586,264.

In addition, immediately prior to the REIT Merger Effective Time, the vesting of certain RTL Restricted Shares (as defined in the REIT Merger Agreement) was accelerated, and each such share was converted into the right to receive shares of GNL Common Stock at the Exchange Ratio. The other RTL Restricted Shares were exchanged for GNL Restricted Shares (as defined in the REIT Merger Agreement) at the Exchange Ratio.

Amendment to the Operating Partnership Agreement

On September 12, 2023, the Company, in its capacity as the general partner of the RTL OP, entered into a Ninth Amendment to the Second Amended and Restated Agreement of Limited Partnership of the RTL OP (the “Ninth Amendment”), to implement the Transactions.

The foregoing description of the Ninth Amendment does not purport to be a complete description and is qualified in its entirety by reference to the Tenth Amendment, which is filed as Exhibit 4.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 3.01.	Notice of Delisting or Failure to Satisfy a Continued Listing Rule Standard; Transfer of Listing.

The information provided in the Introductory Note and Item 2.01 of this Current Report on Form 8-K is incorporated herein by reference into this Item 3.01.

On September 12, 2023, upon notification from the Company, the Nasdaq Global Select Market (“Nasdaq”) filed with the Securities and Exchange Commission (“SEC”) notifications of removal from listing on Form 25 to effect the delisting of the RTL Class A Common Stock, RTL Series A Preferred Stock and RTL Series C Preferred Stock from Nasdaq and to deregister the RTL Class A Common Stock, RTL Series A Preferred Stock, and RTL Series C Preferred Stock under Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The Company intends to file with the SEC a certification on Form 15 to cause the Company’s remaining reporting obligations under Sections 13 and 15(d) of the Exchange Act to be suspended.

Item 3.03.	Material Modification to Rights of Security Holders.

The information contained in Item 2.01 and the Introductory Note of this Current Report on Form 8-K is incorporated herein by reference into this Item 3.03.

Item 5.01.	Changes in Control of Registrant.

The information contained in Item 2.01 and the Introductory Note of this Current Report on Form 8-K is incorporated herein by reference into this Item 5.01.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The information provided in the Introductory Note and Item 2.01 of this Current Report on Form 8-K is incorporated herein by reference.

Each of the Company’s directors ceased being directors of the Company and members of any and all committees thereof effective as of the REIT Merger Effective Time. Immediately prior to the REIT Merger Effective Time, the vesting of certain RTL Restricted Shares was accelerated, and each such share was converted into the right to receive shares of GNL Common Stock at the Exchange Ratio, including the RTL Restricted Shares held by the Company’s directors, and those held by Jason Doyle, who served as the Company’s Chief Financial Officer prior to the REIT Merger. On September 12, 2023, the Company terminated the Company’s 2018 Advisor Omnibus Incentive Compensation Plan.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The information provided in the Introductory Note and Item 2.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 7.01.	Regulation FD Disclosure.

On September 12, 2023, the Company issued a press release announcing the closing of the Transactions. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K. The press release is deemed to have been furnished, and shall not be deemed to have been filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, and shall not be deemed incorporated by reference into any filing under the Securities Act, or the Exchange Act regardless of any general incorporation language in such filing.

Item 8.01.	Other Events.

Notice of Termination of Distribution Reinvestment Plan

In connection with the REIT Merger, on September 12, 2023, the Company’s distribution reinvestment plan was terminated, effective immediately.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description
4.1	Ninth Amendment, dated as of September 12, 2023, to the Second Amended and Restated Agreement of Limited Partnership of The Necessity Retail REIT Operating Partnership, L.P., dated July 19, 2018

99.1	Press Release, dated September 12, 2023

104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

OSMOSIS SUB I, LLC (formerly The Necessity Retail REIT, Inc.)

Date: September 12, 2023	By:	GLOBAL NET LEASE, INC., its sole member

	By:	/s/ Edward M. Weil, Jr.
Edward M. Weil, Jr.
Co-Chief Executive Officer